Exhibit 99.1
THIRD AMENDMENT TO AND WAIVER OF
RECEIVABLES SALE AGREEMENT
     THIS THIRD AMENDMENT AND WAIVER (herein, the “Amendment and Waiver”), dated as of October 28, 2008, is entered into among Tronox Funding LLC (the “Seller”), Tronox Worldwide LLC (the “Collection Agent”), Amsterdam Funding Corporation (“Amsterdam”), The Royal Bank of Scotland plc (successor to ABN AMRO N.V., as agent for the Purchasers (the “Agent”) and as a committed purchaser (the “Committed Purchaser”).
WITNESSETH:
     A. The Seller, the Collection Agent, Amsterdam, the Committed Purchasers and the Agent have heretofore executed and delivered Receivables Sale Agreement dated as of September 26, 2007 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”); and
     B. We have become aware that “Defaults” and “Events of Default” may have occurred under the Parent Credit Agreement as of October 1, 2008 (the “Credit Agreement Defaults”) as a result of non-compliance by the borrower thereunder with certain covenants contained in Section 7.1(a) and Section 7.1(b) of the Parent Credit Agreement. To the extent of such Defaults and Events of Default, a Termination Event has occurred under clause (h)(ii) of the definition of Termination Event in the Sale Agreement (collectively, together with the Potential Termination Events and Termination Events resulting directly therefrom, including, without limitation, the circumstances described in the next sentence,. the “Existing Termination Events”). In addition, to the extent of the occurrence of the Existing Termination Events, the Seller should not have and should not have been since September 30, 2008 permitted to accept any additional Purchases under Section 7.2 of the Sale Agreement and the Collection Agent is required to set aside and hold in trust all Collections for application pursuant to Section 2.3(b) of the Sale Agreement. Failure to comply with such obligations would also result in Potential Termination Events or Termination Events under the Sale Agreement.
     C. The Seller has requested that the Agent and the Purchasers waive the Existing Termination Events under the terms and conditions set forth herein.
     D. The Agent and Purchasers constituting the Instructing Group (collectively, the “Waiving Parties”) are willing to waive the Existing Termination Events subject to the terms hereof.
     E. In order to accommodate the Seller’s request, during and only during the period (the “Waiver Period”) beginning on the Effective Date (as defined below) of this Amendment and Waiver, but with effect as of the date hereof, and ending on November 25, 2008 (the “Scheduled Waiver Expiration Date”), the Waiving Parties are willing to waive the Existing Termination Events on the terms, conditions, and provisions contained in this Amendment and Waiver.

     F. The parties hereto also desire to amend the Sale Agreement pursuant to Section 9.6 of the Sale Agreement under the terms and conditions provided herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:
     1. Incorporation of Recitals; Defined Terms. Each of the Seller and the Collection Agent acknowledges that the Recitals A, B and C set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Amendment and Waiver by reference. All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Sale Agreement.
     2. Acknowledgment of Default(s). The Existing Termination Events constituted a Termination Event under the Sale Agreement. Each of the Seller and Collection Agent represents to the Agent and Purchasers that there are no Potential Termination Events other than the Existing Termination Events.
     3. Incremental Purchases. During the Waiver Period, the Seller shall not have the right to request Incremental Purchases under the Sale Agreement and the Purchasers shall not be obligated to honor any such request for Incremental Purchases under the Sale Agreement.
     4. Forbearance. Unless and until a Waiver Termination occurs, the Purchasers will permit Reinvestment Purchases to continue and will not exercise any other rights or remedies it may have as a result of the occurrence of the Existing Termination Events.
     5. Waiver Termination. As used in this Amendment and Waiver, “Waiver Termination” shall mean the occurrence of the Scheduled Waiver Expiration Date, or, if earlier, the occurrence of any one or more of the following events: (a) the occurrence of any Termination Event under the Sale Agreement, other than the Existing Termination Events; (b) following written notice from the Agent of the occurrence of any failure by the Seller for any reason to comply with any term, condition, or provision contained in this Amendment and Waiver; (c) following written notice from the Agent that any representation made by the Seller in this Amendment and Waiver proves to be incorrect or misleading in any material respect when made; (d) following written notice from the Agent that any Material Adverse Effect shall have occurred and be continuing as determined in good faith by the Waiving Parties; or (e) the Parent Credit Agreement Waiver (as hereinafter defined) shall cease to be effective. The occurrence of any Waiver Termination shall be deemed a Termination Event under the Sale Agreement. Upon the occurrence of a Waiver Termination, the Waiver Period is automatically terminated all Purchases shall cease and the Purchasers shall be entitled to exercise all rights and remedies available to them upon the occurrence of a Termination Event under the Sale Agreement.
     6. Reservation of Rights. The Seller acknowledges and agrees that immediately upon expiration of the Waiver Period, the Agent and the Purchasers have all of their rights and remedies with respect to the Existing Termination Events to the same extent, and with the same force and effect, as if the waiver had not occurred. The Seller will not assert and hereby forever waives any right to assert that the Agent or the Purchasers are obligated in any way to continue beyond the Waiver Period to extend any waiver period or otherwise to forbear from enforcing their rights or remedies or that the Agent and the Purchasers are not entitled to act on the Existing Termination Events after the occurrence of a Waiver Termination as if such default had just occurred and the Waiver Period had never existed. The Seller acknowledges that the Agent and the Purchasers have made no representations as to what actions, if any, the Agent and the Purchasers will take after the Waiver Period or upon the occurrence of any Waiver Termination, a Potential Termination Event or Termination Event (other than an Existing Termination Event during the Waiver Period), and the Purchasers and the Agent must and do hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Existing Termination Events and each other Potential Termination Event or Termination Event that may occur.
     7. Waiving Parties Representation. The Waiving Parties hereby represent and warrant to the Seller and the Collection Agent that The Royal Bank of Scotland plc has effectively assumed and/or succeeded to the right and obligations of ABN AMRO N.V. under the Transaction Documents in accordance with terms thereof.
     8. Amendments to the Sale Agreement.
     (a) Section 3.4 of the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
The Agent is hereby authorized to give notice at any time to any or all Lock-Box Banks that the Agent is exercising its rights under the Lock-Box Letters and to take all actions permitted under the Lock- Box Letters. The Agent will give prompt notice to the Seller upon exercising the foregoing rights. The Seller agrees to take any action requested by the Agent to facilitate the foregoing. After the Agent takes any such action under the Lock-Box Letters, the Seller shall immediately deliver to the Agent any Collections received by the Seller comprising part of the Sold Interest. If the Agent takes control of any Lock-Box Account, the Agent shall distribute Collections it receives in accordance herewith and shall deliver to the Collection Agent, for distribution under Section 3.2, all other amounts it receives from such Lock-Box Account.
     (b) Clause (a) of Section 3.5 of the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     (a) The Agent may at any time direct the Obligors and the Lock-Box Banks to make all payments on the Receivables (and pursuant to the Lock-Box Letters, the Lock-Box Banks to remit all Collections) directly to the Agent or its designee. The Agent will give prompt notice to the Seller of any such direction to the Obligors and Lock-Box Banks. The Agent may, and the Seller

shall at the Agent’s request, withhold the identity of the Purchasers from the Obligors and Lock-Box Banks unless required by law to do otherwise. Upon the Agent’s request, the Collection Agent on behalf of the Seller (at the Seller’s expense) shall (i) give notice to each Obligor of the Agent’s ownership of the Sold Interest and direct that payments on Receivables be made directly to the Agent or its designee, (ii) assemble for the Agent all Records and collateral security for the Receivables and the Related Security and transfer to the Agent (or its designee), or (to the extent permitted by applicable law and contract) license to the Agent (or its designee) the use of, all software useful to collect the Receivables and (iii) segregate in a manner acceptable to the Agent all Collections the Seller receives and, promptly upon receipt, remit such Collections in the form received, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.
     (c) The defined term “Dilution Reserve” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     “Dilution Reserve” means, for any Settlement Period, the product of (i) the greater of (A) 5.0%, and (B) the amount obtained by multiplying 4.0 times the highest three-month average Dilution Ratio experienced during the most recent twelve month period, and (ii) the Net Receivables Balance as of the last day of such Settlement Period.
     (d) The defined term “Net Receivables Balance” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     “Net Receivables Balance” means the Eligible Receivable Balance less the sum of (without duplication) (i) the amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit or Special Limit for such Obligor, (ii) the amount by which the Outstanding Balance of Eligible Receivables that are Canadian Receivables exceeds 5.0% of the Eligible Receivables Balance, (iii) the amount by which the Outstanding Balance of Eligible Receivables that are Mexican Receivables exceeds the 2.0% of the Eligible Receivables Balance, and (iv) the Accrued Rebates applicable to North American Obligors.
     (e) The defined term “Special Limit” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

     “Special Limit” means, (i) with respect to The Sherwin- Williams Company, an amount not to exceed 20% of the Eligible Receivables Balance so long as its long-term unsecured indebtedness is rated no lower than (a) A- by S&P and no lower than Baal by Moody’s or (b) no lower than A3 by Moody’s and BBB+ by S&P, and (ii) with respect to any other Obligor, such amount as may be agreed from time to time in writing by the Seller and Agent.
     (f) The reference to “October 31, 2008” appearing in the defined term “Scheduled Termination Date” appearing in Schedule I of the Sale Agreement is hereby deleted and replaced with “November 25, 2008.”
     9. Conditions Precedent. This Amendment and Waiver shall become effective on the date that each of the following shall have been satisfied with the date on which such conditions shall have been satisfied or waived shall be referred to as the “Effective Date”) (i) the Agent shall have received counterparts hereof executed by the Seller, the Initial Collection Agent, each Purchaser and the Agent, (ii) Tronox Incorporated shall have executed and delivered to the Agent the acknowledgment and consent in the form set forth below, (iii) the Seller shall have paid to the Agent the Waiver Fee, (iv) the Agent shall have received an executed copy of the Waiver and Amendment to Credit Agreement dated as of October 28, 2008 relating to the Parent Credit Agreement (the “Parent Credit Agreement Waiver”), and (v) the Seller shall have demonstrated, in a form and substance satisfactory to the Agent in its reasonable discretion, compliance with all of the provisions of the Sale Agreement on a pro forma basis after taking into effect this Amendment and Waiver, including, without, limitation, evidence that the Net Receivables Balance will not exceed the sum of the Aggregate Investment plus the Aggregate Reserve after the effectiveness of this Amendment and Waiver.
     10. Representations and Warranties. To induce the Agent and the Purchasers to enter into this Amendment and Waiver, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that after taking into effect this Amendment and Waiver: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment and Waiver has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment and Waiver, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this

Amendment and Waiver or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment and Waiver, or any other Transaction Document to which they are a party.
     11. Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment and Waiver.
     12. Fees and Expenses. The Seller hereby agrees to pay to the Agent a waiver fee (the “Waiver Fee”) in an amount equal to $382,500. The Waiver Fee shall be due and payable on the Effective Date. The Seller shall also pay all fees and expenses (including invoiced attorneys’ fees) as set forth on the invoices attached hereto as Exhibit A, incurred by the Agent and its counsel in connection with this Amendment and Waiver and the other instruments and documents being executed and delivered in connection herewith, and all invoiced fees and expenses of counsel to the Agent with respect to the facilities subject to the Sale Agreement.
     13. Transaction Documents Remain Effective, Miscellaneous. Except as specifically provided above, the Sale Agreement and the other Transaction Documents and all of the obligations of the Seller thereunder, the rights and benefits of the Agent and Purchasers thereunder, and the security interests and other property rights created thereby remain in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the foregoing, the Seller agrees to comply with all of the terms, conditions, and provisions of the Transaction Documents as amended and waived hereby. The execution, delivery, and effectiveness of this Amendment and Waiver shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents other than as expressly set forth herein. Any provision of this Amendment and Waiver held invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provision hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto hereby acknowledge and agree that this Amendment and Waiver shall constitute a Transaction Document for all purposes of the Sale Agreement and the other Transaction Documents. Unless otherwise expressly stated herein, the provisions of this Amendment and Waiver shall survive the termination of the Waiver Period.
     14. Governing Law. This Amendment and Waiver and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Amendment and Waiver to be executed and delivered by their duly authorized officers as of the date first above written.

THE ROYAL BANK OF SCOTLAND PLC (as successor to ABN AMRO N.V.), as Agent and as a Committed Purchaser AMSTERDAM FUNDING CORPORATION
By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

TRONOX FUNDING LLC
By:	/s/ Robert C. Gibney
Name:	Robert C. Gibney
Title:	President

TRONOX WORLDWIDE LLC
By:	/s/ Mary Mikkelson
Name:	Mary Mikkelson
Title:	Sr. Vice President & Chief Financial Officer

GUARANTOR’S ACKNOWLEDGMENT AND CONSENT
     The undersigned, Tronox Incorporated, has heretofore executed and delivered the Limited Guaranty dated as of September 26, 2007 (the “Guaranty”) and hereby consents to the Third Amendment to and Waiver of the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect.

TRONOX INCORPORATED
By:	/s/ Mary Mikkelson
Name:	Mary Mikkelson

By:	/s/ Robert Y. Brown, III
Name:	Robert Y. Brown, III
Title:	Vice President Strategic Planning & Business Services

By:

EXHIBIT A -